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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2002

SATCON TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-11512	04-2857552
(Commission File Number)	I.R.S. Employer Identification No.)
161 First Street Cambridge, Massachusetts	02142-1228
(Address of Principal Executive Offices)	(Zip Code)

(617) 661-0540
(Registrant's telephone number, including area code

        This Current Report on Form 8-K is filed by SatCon Technology Corporation, a Delaware corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        The Audit Committee of the Board of Directors (the "Audit Committee") of the Registrant annually considers and recommends to the Registrant's Board of Directors the selection of the Registrant's independent auditors. As recommended by the Audit Committee, the Board of Directors on June 21, 2002 dismissed the Registrant's independent auditors, Arthur Andersen LLP ("Andersen"), and engaged Grant Thornton LLP ("Grant Thornton") as its independent auditors and to audit the Registrant's financial statements for the fiscal year ended September 30, 2002.

        Andersen's reports on the financial statements of the Registrant for the two most recent fiscal years ended September 30, 2001 and September 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years ended September 30, 2001 and September 30, 2000, and the subsequent interim period through the date of Andersen's dismissal, there were (i) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Registrant, and (ii) no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

        The Registrant provided Andersen with a copy of the foregoing disclosures. Attached to this report as Exhibit 16.1, and incorporated herein by reference, is a copy of Andersen's letter to the Securities and Exchange Commission, dated June 27, 2002, stating Andersen's agreement with such statements.

        During the two most recent fiscal years ended September 30, 2001 and September 30, 2000, and the subsequent interim period through the date of Grant Thornton's engagement, neither the Registrant nor anyone on its behalf has consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided to the Registrant that Grant Thornton concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a) of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

        The exhibits to this report is listed in the Exhibit Index set forth on page 5 hereof.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION (Registrant)
Date: June 27, 2002	By:	/s/ RALPH M. NORWOOD Ralph M. Norwood Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 27, 2002

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EXHIBIT INDEX